PROMISSORY NOTE
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(Fixed Rate)

NAME: CORNING NATURAL GAS CORPORATION	NOTE DATE: September 27, 2010
ADDRESS: 330 West William Street	MATURITY: September 25, 2011
Corning, New York 14830	NOTE NUMBER: 7002029533

$750,000.00

FOR VALUE RECEIVED, the undersigned, CORNING NATURAL GAS CORPORATION, an entity organized and existing under the laws of the State of New York with an office at 330 West William Street, Corning, New York 14830 (hereinafter called "Borrower"), promises to pay to the order of FIVE STAR BANK, a New York State bank (hereinafter called "Bank") with its principal office at 55 North Main Street, Warsaw, New York 14569, or at such other place as may be designated in writing by the holder of this Note the sum of Seven Hundred Fifty Thousand and 00/100 Dollars ($750,000.00) in lawful money of the United States, or so much as may be advanced, referred to as " "principal sum, with interest hereon to be computed from the date hereof to be paid as follows:

From. the date hereof through and including September 25, 2011 (the "Maturity Date") the unpaid principal sum shall bear interest at the rate of 4.25 percent per annum (the "Fixed Rate").

Payment Terms.

Fully Amortizing.

Commencing on November 1, 2010 and on the 1st day of each month thereafter through and including the Maturity Date, the Borrower shall make monthly interest only payments, based upon the outstanding amount due under the Note and the Fixed Rate. Unless sooner accelerated or demanded under the terms hereof, the Borrower shall pay all unpaid principal, interest and any costs hereunder to the Bank on the Maturity Date in a lump sum balloon payment.

The annual interest rate for this Note shall be computed on a 3651360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Bank at Bank's address shown above or at such other place as Bank may designate in writing.

Application of Payment. All payments of principal and accrued interest shall be applied to the indebtedness under this Note in a manner and order acceptable to the Bank, in its sole discretion.

After Acceleration or Maturity (whichever is earlier), interest shall accrue on the unpaid principal balance of this Note at a rate 3% per annum greater than the pre-Acceleration or pre-Maturity interest rate, until this Note is paid in full. In no event however, shall the interest rate on this Note exceed the maximum rate allowed by law.

In the event any payment due hereunder shall remain unpaid for more than ten (10) days, the holder hereof may collect a late charge in the greater of four percent (4%) of said payment, or $50.00 to cover its extra handling expenses.

Any payment made with a check which is dishonored shall be subject to a dishonored check charge in the amount required by the Bank. The Bank may require this to be paid immediately or it may be added to the balance of the loan or withdrawn from the account.

Prepayment.

Borrower may prepay all or any part of the unpaid principal of this Note without penalty provided the prepayment is made with prior notice to Bank, together with accrued interest to the date of prepayment on the amount prepaid. Any principal prepayment shall be applied to the principal installment(s) in the inverse order of the maturity.

Purpose. The loan proceeds will be used for the following purpose(s): To finance the material and construction of an upgrade to existing natural gas piping to Corning Incorporated facility.

Upon the occurrence of any of the following, Borrower shall be in default. Upon the occurrence of a default, Bank may declare the entire unpaid principal balance of this Note immediately due and payable ("Acceleration"), without notice, presentment, demand or protest of any kind, all of which are hereby waived by Borrower.

  Borrower's failure to make any payment to Bank under this Note when due.

  Borrower's failure (or the failure of any Borrower, if more than one Borrower signed this Note) to perform or comply with any term or provisions or covenant under any other loan documents executed by Borrower in favor of Bank.

  Falsity of any representation or warranty contained in any loan document executed by Borrower in favor of Bank.
  Entry of a judgment and/or filing of a federal tax lien against any Borrower, which is not discharged within thirty (30) days.
  Commencement of a bankruptcy proceeding by or against any Borrower.
  The dissolution, merger, consolidation or failure to maintain itself as corporation in good standing.
  The making by any Borrower of a bulk sale or other disposition of substantially all of its assets.
  Insolvency (in the form of a negative net worth as defined under generally accepted accounting principles) of any Borrower.
  A material adverse change or deterioration in the financial condition of the Borrower.
  Failure of Borrower to comply with any financial covenant or supply accurate and timely financial information as required herein.

In the event this Note is referred to an attorney for collection, Borrower shall pay all Bank's costs of collection, including Bank's reasonable attorneys' fees, incurred and to be incurred in connection with the enforcement and collection of this Note, including, but not limited to, attorneys' fees incurred and to be incurred in any bankruptcy proceeding involving Borrower or any Guarantor, if any, of this Note.

The Borrower agrees so long as this loan remains unpaid to: (a) keep proper books of accounts in a manner satisfactory to the Bank; (b) permit inspections and audits by the Bank of all books, records, and papers in custody or control of Borrower or others, relating to Borrower's financial condition, including the making of copies thereof, and abstracts therefrom, and inspection and appraisal of any of Borrower's assets; (c) submit timely and accurate financial information to the Bank, acceptable in form and content to the Bank, in its sole discretion; (d) promptly pay all taxes, assessments, and other governmental charges, provided however, that nothing herein contained shall be interpreted to require the payment of any such tax so long as the validity is being contested in good faith; (e) keep all of its property so insurable insured at all times with responsible insurance carriers against fire and other hazards in such manner and to the extent that like properties are usually insured by others operating businesses, plants and properties of similar character in the same general locality, and keep adequately insured at all times with responsible insurance carriers against liability on account of damage to persons or property, and under all applicable worker's compensation laws; and (t) promptly inform the Bank of the commencement of any action, suit, proceeding or investigation against Borrower, or the making of any counterclaim against Borrower in any action, suit or proceeding, and of all liens against any of its property

This Note is governed by New York law. BORROWER WAIVES THE RIGHT TO A JURY TRIAL IN ANY LITIGATION OF ANY NATURE OR KIND IN WHICH BORROWER AND BANK ARE BOTH PARTIES. Any litigation involving this Note shall, at Bank's option, be triable only in a court located in Wyoming County, New York. Borrower acknowledges that it has transacted business in New York State with regard to this Note.

The failure of any person or entity to sign this Note shall not release, discharge or affect the liability of any person or entity that signs this Note. This Note has been unconditionally delivered to Bank by each person or entity that signs this Note.

Security and Setoff. As security for this Note, and any renewal or extension hereof, and for all other obligations, direct or contingent, of Borrower to Bank, now due or to become due whether now existing or hereatfer arising, (this Note and such other obligations being herein referred to as the "Obligations"), Borrower gives Bank a security interest in all funds, deposits and other property, and the proceeds thereof, now or hereafter in the possession or control of Bank for the account of Borrower ( the "Deposits"). Bank may at its option and at any time(s), with or without notice to Borrower, set off or realize upon any and all Deposits, and apply them to the payment or reduction of all or any of the Obligations (whether or not then due), in such manner as Bank may determine, in its sole discretion. Bank shall not be obligated to assert or enforce any rights under this paragraph or to take any action in reference thereto, and Bank may in its discretion at any time(s) relinquish its rights under this paragraph as to a particular Deposit without thereby affecting or invalidating its rights as to any other Deposit. The Bank's right of setoff applies to all accounts and deposits held at the Bank or any other bank owned by Five Star Bank.

This Note may not be modified or terminated orally. Borrower acknowledges that this Note has been executed for commercial and/or business purposes. If more than one Borrower has signed this Note, all obligations of each Borrower under this Note are joint and several. Wherever used in this Note, neutral pronouns shall include the masculine and feminine gender as appropriate in the context, and singular terms (such as "Borrower") shall be deemed in the plural where appropriate.

Borrower represents and warrants to Bank that no adverse change has occurred in either (i) Borrower's financial condition since the date of Borrower's loan application to Bank or (ii) the collateral being pledged to the Bank to secure the Bank's loan. In addition, Borrower hereby agrees to fully, unconditionally and expeditiously comply with any post closing issues or requirements of the Bank, including, but not limited to furnishing additional documents or executing additional or corrected documents in favor of the Bank.

4

It is hereby expressly agreed, that all of the covenants, conditions and agreements contained in the Mortgage or Security Agreement securing this Note or other loan documents, as applicable, are hereby made part of this Note.

Presentment for payment, notice or dishonor, protest and notice of protest are hereby waived.

Borrower Name:	CORNING NATURAL GAS CORPORATION

Signature:	/S/ Michael I. German
Print and Name	Michael I. German, President

Witness: /S/ George J. Welch

ASSIGNMENT OF CONTRACTS

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STATE OF NEW YORK )

COUNTY OF Steuben ) ss.:

This Assignment of Contract (the "Assignment") is made and entered into as of the 27th day of September, 2010, by CORNING NATURAL GAS CORPORATION, a New York corporation, having an address of 330 West William Street, Corning, New York 14830 (the "BAssignor" or the "Borrower"), for the beneift of FIVE STAR BANK, a New York banking corporation, whose address is 55 North Main Street, Warsaw, New York 14569 (the "Assignee" or the "Lender").

1. Borrower has executed and delivered loan documents evidencing the following loan(s) made by Lender to Borrower, described as follows: $750,000.00 Term Loan; (the "Loan").

  Assignor has previously entered into the contract and amendment described as follows:contract between Assignor and Corning Incorporated, dated , a copy of which is attached hereto as Exhibit "A", and made a part hereof (the "Contract").

3. As collateral for the Loan, Assignee requires a lien on the above Contract and Assignor desires to assign, transfer and convey all of its right, title and interest in the Contract to Assignee.

NOW, THEREFORE, in consideration of the recitals stated above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor agrees as follows:

1. Assignment: Borrower hereby assigns, transfers and conveys all of its right, title and interest in the Contract to Lender, including, but not limited to, the right to payments due under such Contract.

  Representations and Warranties: Borrower represents and warrants that:
      Borrower has the right to assign the Contract, including, but not limited to, the Contract listed on Exhibit "A" annexed hereto in accordance with the terms of this Assignment, without the obligation to obtain the consent thereto of any person or entity, other than persons or entities whose consents have been obtained in writing and delivered to Lender;
      No other person or entity has any right, title or interest in Borrower's interests in the Assigned Property except that Community Bank has first UCC security interest and M&T
      Bank a second UCC security interest in Borrower's receivables;
      The Contract listed on Exhibit "A" annexed hereto (as the same may be updated from time to time pursuant to Section 3(f) below) is in full force and effect and has not been modified, amended or assigned other than pursuant to this Assignment;

2

      Neither Borrower nor Corning Incorporated is in default under any of the terms, covenants or provisions of the Contract and Borrower knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under the Contract by Borrower or Corning Incorporated;
      Neither Borrower nor Corning Incorporated has commenced any action or given or received any notice for the purpose of terminating any Contract; and

All sums due and payable to Corning Incorporated under the related Contract have been paid in full.

3. Covenants of Borrower: Borrower covenants and agrees as follows:
      Borrower will at all times comply and cause compliance with all of its covenants, obligations and agreements, if any, under the Contract (including, the obligation to pay all sums due thereunder) to which it is a party and, subject to the terms and conditions of the other Loan Documents, will use all reasonable efforts to secure or enforce all of its rights under the Contract to which it is a party.
      Borrower shall not, other than in the ordinary course of business, surrender, terminate (other than a termination in connection with a default beyond applicable time periods by a third party under the applicable Contract), cancel, modify, amend, enter into any agreement in substitution for, or consent to the assignment of any Contract without Lender's prior written consent; provided, however, Lender shall not unreasonably withhold its consent for immaterial modifications or amendments to any such Contract.
      Borrower shall abide by, perform and discharge in all material respects all obligations, covenants, agreements, and conditions to be performed by Borrower, or any of them, under all material Contract as if this Assignment had not been made.
      Borrower shall give prompt notice to Lender of any default notice issued by any governmental authority or any other party with respect to any of the Contract together with an accurate and complete copy of any such notice.
      Borrower shall exercise all reasonable efforts to enforce or secure the performance of each and every material obligation, covenant, condition, and agreement to be performed by the licensor, grantor or other contracting party under all such Contract.
      Borrower shall from time to time update Exhibit "A" annexed hereto so that the same is a current and complete list as of the time in question of all material Contract then in existence and deliver the same to Lender together with each Borrower's Requisition under the Building Loan Agreement.

(g) Borrower agrees to execute and deliver to Lender such other documents as may be reasonably necessary in order to effectuate the transaction contemplated hereby.

4. Remedies: Upon the occurrence of an Event of Default, Lender may, at its option, in addition to all other remedies provided for hereunder and under the other Loan Documents, or at law, exercise from time to time any rights and remedies available to Lender under applicable law in respect of the Contract (including, all of the rights of a secured creditor under any applicable Uniform Commercial Code) and without regard for the adequacy of security for the Loan, either in person or by agent with or without bringing any action or proceeding, or by a receiver to be appointed by a court, exercise all rights of "Borrower" under the Contract and do any acts which Lender deems proper to protect the security hereof. The exercise of any rights under this Assignment by Lender shall not cure or waive any Default or Event of Default, or invalidate any act done pursuant hereto or pursuant to the other Loan Documents, but shall be cumulative of all other rights and remedies under this Assignment and the other Loan Documents.

  Termination: At such time as the Secured Obligations are fully paid and performed and the Note released, this Assignment and all of Lender's right, title and interest hereunder with respect to the Contract shall terminate.

  Notices: Any notice under the Loan Documents shall be in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered, or when deposited with a nationally recognized overnight courier, or, if mailed, shall be deemed effective three (3) business days atfer being deposited in the United States mail first class, certiifed or registered mail, postage prepaid, directed to the addresses shown near the beginning of this Assignment. Any party may change its address for notices under the Loan Documents by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address.
  No Oral Change: This Assignment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower, or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
  Liability: This Assignment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.
  Inapplicable Provisions: If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.
  Governing Law: This Assignment shall be governed, construed, applied and enforced in accordance with the laws of the State of New York and the applicable laws of the United States of America.

11. Headings, etc.: The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof

12. Duplicate Originals, Counterparts: This Assignment may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Assignment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment. The failure of any party hereto to execute this Assignment, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

13. Miscellaneous:

Wherever pursuant to this Assignment, it is provided that Borrower shall pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in-house staff or otherwise.
  Successors and Assigns: This Assignment shall inure to the benefit of Lender and its successors and assign, and bind Borrower and its successors and permitted assigns. The term "Contract" as used herein means not only the Contract hereby assigned or any extension or renewal thereof, but also any future Contract issued in connection with the Property.

[SIGNATURE/NOTARY PAGES FOLLOW]

This Assignment is executed as of the day, month and year first above written.

Assignor/Borrower Name: CORNING NATURAL GAS CORPORATION,

a New York corporation

Signature	/S/ Michael I. German
Print and Name	Michael I. German, President

COUNTY OF Steuben )

STATE OF NEW YORK ) ss.:

On the 27th day of September, in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Michael I. German, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ George J. Welch
Notary Public

GEORGE J. WELCH Notary Public, State of New York Steuben County, No 02WE421 865 Commission Expires December 31, 2013

Assignee/Lender Name	FIVE STAR BANK
a New York banking corporation

Signature:	/S/ Jeffrey P. Kenefick
Jeffrey P. Kenefick, Senior Vice President

COUNTY OF Steuben )

STATE OF NEW YORK ) ss.:

On the 27th day of September, in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Jeffrey p. Kenefick, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ George J. Welch
Notary Public

GEORGE J. WELCH Notary Public, State of New York Steuben County, No 02WE421 865 Commission Expires December 31, 2013

EXHIBIT "A"

Contract

[See Attached]

AFFIDAVIT AND CERTIFICATION OF BORROWER

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STATE OF NEW YORK )

COUNTY OF Steuben ) ss.:

The undersigned, being duly and severally sworn, hereby depose and say:
  That Michael I. German is the President of CORNING NATURAL GAS
  CORPORATION,   a New York corporation (the "Borrower"), which is borrowing a total of $750,000.00 (the "Loan") from FIVE STAR BANK (the "Lender"), pursuant to a Commitment Letter dated August 20, 2010, as amended, if amended (the "Commitment").
  As of the date hereof, Borrower is in compliance with all applicable statutes, ordinances, rules, regulations and orders of any Federal, State, municipal authority or official having jurisdiction over the formation and/or operations of Borrower's businesses.
  No significant discrepancies exist between the financial information provided to Lender by Borrower, and/or any of Borrower's principals, and information obtained from the Internal Revenue Service pursuant to IRS Form 4506.
  As of the date hereof, there has been no unremedied adverse change to the financial condition, organization or operation of Borrower since the date of application to Lender for financial assistance.
  As of the date hereof, all taxes (local, state, federal, withholdings, sales, income, payroll or real property) are paid and current, and there are no outstanding liens or judgments involving the Borrower.
  As of the date hereof, there has been no material change in the management, control and/or ownership of the Borrower.

7. In the event any of the documents evidencing and/or securing the Loan misstate or inaccurately relfect the true and correct terms and provisions of the Loan, and said misstatement or inaccuracy is due to a mistake on the part of Lender, mutual mistake on the part of Lender and Borrower, or clerical error, then in such event Borrower shall, upon request by Lender, and in order to correct such misstatement or inaccuracy, execute such new documents or initial such corrected original documents, as Lender may deem necessary to remedy said inaccuracy or mistake, and Borrower's failure to initial or execute such documents as requested shall constitute a default under the Note evidencing the Mortgage and/or the Security Agreement securing the Loan.

UNDERTAKING AND COMPLIANCE AGREEMENT

In consideration of the loan made by FIVE STAR BANK (hereinafter "Lender") to the undersigned on September 2010, and to induce the Lender to make said loan, the undersigned does hereby represent and covenant as follows:

1. Upon request made by the Lender, the undersigned, as borrower, will execute such documents as are reasonable to provide assurance to the Lender:

(a) that the obligations undertaken by the undersigned in connection with said loan will be faithfully performed; and

(b) that any and all documents and instruments signed by the undersigned in connection with the loan are accurate statements as to the truth of the matters set forth therein and constitute binding obligations upon the undersigned according to their tenor; and

(c) as to the amount of said loan outstanding from time to time, and the date and amount of payments made in respect of said loan.

2. Upon request made by the Lender, the undersigned will re-execute any document or instrument signed in connection with said loan or execute any document or instrument that ought to have been signed at or before closing of said loan, or which was incorrectly drafted and signed, as requested by the Lender or its attorney.

3. The undersigned warrants that all information supplied to the Lender is accurate, true and complete, and that there has been no material change in such information as of the above date.

4. The failure of the undersigned to comply with any obligations hereunder shall constitute a default under the note and other agreements executed in connection with said loan and shall entitle the Lender, or its successors and assigns, to the remedies available for default under the said note and any assignments or pledge of security executed thereunder.

LOAN AMOUNT: $750,000.00

SECURED PROPERTY: Assignment of Contract between Borrower and Corning Incorporated

Borrower Name:	CORNING NATURAL GAS CORPORATION

Signature	/S/ Michael I. German
Print and Name	Michael I. German, President

Witness: /S/ George J. Welch

CERTIFICATION OF NO CHANGE OF CIRCUMSTANCES
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On this 27th day of September, 2010, CORNING NATURAL GAS CORPORATION, a corporation with o ices at 330 West William Street, Corning, New York 14830 (the "Borrower") in exchange for a loan in the amount of Seven Hundred Fifty Thousand and 00/100 Dollars ($750,000.00) (the "Loan") from FIVE STAR BANK, a New York State bank with an address of 55 North Main Street, Warsaw, New York 14569, (the "Bank") do hereby affirm and attest as follows:

1.. That no adverse change has occurred in the income derived directly or indirectly from the Agreement or in the financial condition of Borrower;

2. That no judicial determination proceeding is pending against the Borrower or the Agreement which, if adversely determined, would in the opinion of the Bank adversely affect the security or repayment or collateral of the Loan;

3. That there is no default by Borrower or any person or entity that shall control, be controlled by, or be under the common control with the Borrower, under any agreement with the Bank and any such default occurring after the closing such as would constitute a default by Borrower under the mortgage.

WHEREFORE, the Borrower certifies to the Bank that there have been no changes or events and/or circumstances, as listed above, which would adversely affect the Bank's interests in the Property or the Loan.

Borrower Name:	CORNING NATURAL GAS CORPORATION

Signature	/S/ Michael I. German
Print and Name	Michael I. German, President

Witness: /S/ George J. Welch